EXHIBIT 10.1

                                                                      EXECUTION













                           AAMES MORTGAGE TRUST 1998-C


                                SUPPLEMENT NO. 1


                                       TO


                         POOLING AND SERVICING AGREEMENT


                            DATED AS OF JUNE 10, 1999







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                                TABLE OF CONTENTS
                                                                            PAGE

DEFINITIONS.       ...........................................................2


ARTICLE 1.         LIMITED SERVICER...........................................6

     Section 1.01  Appointment of Limited Servicer............................6

     Section 1.02  Obligations of Limited Servicer............................6


ARTICLE 2.         SUPPLEMENTAL SERVICER......................................7

     Section 2.01  Appointment of Supplemental Servicer; Term.................7

     Section 2.02  Supplemental Advances......................................7

     Section 2.03  Termination of Supplemental Servicer.......................8


ARTICLE 3.         SUPPLEMENTAL SERVICER AND LIMITED SERVICER.................9

     Section 3.01  Liability of the Supplemental Servicer and Limited
                   Servicer...................................................9

     Section 3.02  Supplemental Servicer and Limited Servicer Not to
                   Resign.....................................................9

     Section 3.03  Merger or Consolidation of, or Assumption of the
                   Obligations of, the Supplemental Servicer and Limited
                   Servicer...................................................9


ARTICLE 4.         SERVICER OBLIGATIONS......................................10


ARTICLE 5.         COLLECTIONS; VERIFICATION.................................10

     Section 5.01  Collection Account........................................10

     Section 5.02  Deposits into and Withdrawals from the Collection
                   Account...................................................10

     Section 5.03  Reimbursement Account.....................................11

     Section 5.04  Trustee Permitted to Withdraw to Cure Mistakes............11

     Section 5.05  (a)Servicer Disbursement Advice...........................11

                   (b)Servicer Classification Advice.........................11

     Section 5.06  Verification Agent........................................12

     Section 5.07  Additional Servicer Reports...............................12


ARTICLE 6.         ALLOCATIONS...............................................12

     Section 6.01  FIFO Allocation...........................................12


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     Section 6.02  Replacement and Reimbursement of Collection Account
                   Advances..................................................13


ARTICLE 7.         APPLICATIONS OF UNRESTRICTED LATE COLLECTIONS.............13

     Section 7.01  Historical Advances.......................................13

     Section 7.02  Supplemental/Primary Advances.............................13

                   (a)Prior to the Termination Date..........................13

                   (b)Following the Termination Date.........................14

                   (c)Following Servicer Termination.........................14

     Section 7.03  Successor Servicer Advances...............................15


ARTICLE 8.         APPLICATIONS OF ADDITIONAL FUNDS..........................15

     Section 8.01  Prior to the Termination Date.............................15

     Section 8.02  Following the Termination Date............................15

     Section 8.03  Following Servicer Termination............................16


ARTICLE 9.         NO OWNERSHIP OF SUPPLEMENTAL ADVANCES OR ADDITIONAL
                   FUNDS.....................................................16

     Section 9.01  No Ownership of Supplemental Advances or Additional
                   Funds.....................................................16


ARTICLE 10.        MISCELLANEOUS PROVISIONS..................................16

     Section 10.01 Other Provisions of Pooling Agreement.....................16

     Section 10.02 Governing Law.............................................17

     Section 10.03 Severability of Provisions................................17

     Section 10.04 Rights of Trustee.........................................17

     Section 10.05 Notices...................................................18

     Section 10.06 Suspension of Certain Provisions; Appointment
                   of Sub-servicers..........................................18

     Section 10.07 Assignment................................................19

     Section 10.08 Counterparts..............................................19


Schedule A:  Schedule of Excluded Monthly Advances and Servicing Advances...A-1

Schedule B:  Schedule of Scheduled Trusts...................................B-1

Exhibit A:   Form of Servicer Disbursement Advice...........................A-1

Exhibit B:   Form of Servicer Classification Advice.........................B-1






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                           AAMES MORTGAGE TRUST 1998-C

                                SUPPLEMENT NO. 1

                                       TO

                         POOLING AND SERVICING AGREEMENT

                            DATED AS OF JUNE 10, 1999


            THIS SUPPLEMENT NO. 1 (this "Supplement") to that certain Pooling and Servicing Agreement, dated as of September 1, 1998 in respect of the Aames Mortgage Trust 1998-C (the "Pooling Agreement") is entered into as of the 10th day of June, 1999, among Aames Capital Corporation ("ACC"), in its capacities as seller and servicer under the Pooling Agreement and this Supplement, Bankers Trust Company of California, N.A., in its capacity as Trustee (in such capacity, the "Trustee") under the Pooling Agreement and this Supplement, Greenwich Capital Financial Products, Inc. ("Greenwich"), as supplemental servicer with respect to Supplemental Advances hereunder (in such capacity, the "Supplemental Servicer") and Steamboat Financial Partnership I, L.P., a Delaware limited partnership ("Steamboat LP") as supplemental servicer with respect to Historical Advances hereunder (in such capacity, the "Limited Servicer"), in order to amend, clarify and supplement certain provisions of said Pooling Agreement relating to the making and reimbursement of Monthly Advances and Servicing Advances effective as of the Deposit Date occurring on the date of this Supplement. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Pooling Agreement.

            WHEREAS, pursuant to Section 11.01 of the Pooling Agreement, amendments may be made to the Pooling Agreement to add any provision with respect to matters or questions arising under the Pooling Agreement without the consent of the holders of the Certificates provided specified conditions are satisfied (the "No-Consent Provision"); and

            WHEREAS, the Trustee and the Certificate Insurer have each received an Opinion of Counsel to the effect that the amendments to the Pooling Agreement effected by this Supplement are permissible under the No-Consent Provision; and

            WHEREAS, the parties hereto wish to amend and clarify certain provisions of the Pooling Agreement concerning the Servicer's deposit of Collections with respect to the Mortgage Loans and the making of and reimbursement of Monthly Advances and Servicing Advances, and to amend or add certain definitions and other provisions ancillary thereto; and

            WHEREAS, the parties hereto wish to add Greenwich as Supplemental Servicer of the Trust with respect to making and maintaining Supplemental Advances and to add Steamboat LP as Limited Servicer of the Trust with respect to carrying and maintaining the Historical Advances; and

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            WHEREAS, concurrently herewith, ACC has conveyed (the "Conveyance")
to Steamboat LP its rights, as Servicer under the Pooling Agreement, to receive payments from the Trust in reimbursement for Historical Advances, and, in connection therewith, wishes to add certain provisions to the Pooling Agreement to provide for proper allocations and disbursements with respect to such rights; and

            WHEREAS, ACC desires that the Trustee acknowledge the Conveyance and recognize Steamboat LP as the entity entitled to reimbursement of Historical Advances as and to the extent provided in the Pooling Agreement and this Supplement to the same extent as if Steamboat LP had made the Historical Advances directly to the Trust; and

            WHEREAS, the Certificate Insurer has indicated its willingness to consent to this Supplement; and

            WHEREAS, each Rating Agency has confirmed in writing to the Trustee that the amendments effected by this Supplement will not result in a qualification, reduction or withdrawal of the rating assigned to any Class of Certificates rated by such Rating Agency, and to the Certificate Insurer that the "shadow rating" assigned to any Class of Certificates rated by such Rating Agency will not be negatively effected by the amendments contained in this Supplement.

            NOW, THEREFORE, pursuant to the provisions of the Pooling Agreement concerning clarification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between ACC, the Trustee, Greenwich and Steamboat LP as follows:



                                  DEFINITIONS.

            The following definitions are hereby added to Section 1.01 of the Pooling Agreement:

            "Advice":  Shall  have  the  meaning  set  forth in  Section  5.06 hereof.

            "Additional Funds": The Monthly Servicing Fee (less any amounts applicable to Compensating Interest) and all other items of servicing compensation specified in the Pooling Agreement, including, without limitation, assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees and extension and other administrative charges actually received by the Servicer, plus investment earnings on Permitted Investments in the Collection Account, Certificate Account and Reimbursement Account.

            "Additional Trustee Fee": Fees and expenses of the Trustee under this Supplement, as set forth in a separate agreement between the Trustee and ACC.

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            "Available Funds": All amounts required to be deposited in the
Certificate Account on each Deposit Date pursuant to Section 3.02(e) of the Pooling Agreement.

            "BPO":  Broker's price opinion.

            "Collections": All collections on the Mortgage Loans received by the Servicer, including, without limitation, Monthly Mortgage Payments, Trust Insurance Proceeds, Liquidation Proceeds, Payments Ahead, assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees or extension and other administrative charges actually received by the Servicer, but excluding Third-Party Payments.

            "Collection Account Advances": The Current Period Advances made on any Deposit Date out of amounts on deposit in the Collection Account on such Deposit Date as and to the extent permitted by the second sentence of Section 5.02(a) of the Pooling Agreement.

            "Corporate Advance": The Current Period Advances made by the Servicer on any Deposit Date out of its own corporate funds.

            "Current Period Advance": That portion of the Monthly Advance to be made on any Deposit Date which would be eligible to be made out of amounts on deposit in the Collection Account on such Deposit Date, such eligibility determined for purposes of this definition without regard to whether funds sufficient for such purpose are actually on deposit in the Collection Account on such Deposit Date.

            "FIFO":  First-in-first-out.

            "Global Maximum Advance Obligation": The maximum aggregate amount of Supplemental Advances that may be outstanding at any time with respect to all of the outstanding Scheduled Trusts, which initially shall be $40,000,000. The Global Maximum Advance Obligation is subject to increase or decrease by mutual written agreement of the Servicer and the Supplemental Servicer as evidenced by the aggregate amount set forth on the Global Maximum Advance Obligation Schedule and countersigned by the Servicer and the Supplemental Servicer.

            "Global Maximum Advance Obligation Schedule": The schedule setting forth for each Scheduled Trust the following information: (i) the Maximum Advance Obligation with respect to each Scheduled Trust and (ii) the Global Maximum Advance Obligation.

            "Historical Advances": Those Monthly Advances and Servicing Advances having been made by the Servicer and remaining unreimbursed as of May 31, 1999 and having an aggregate outstanding balance of $2,357,107.93 as of such date, including all rights to repayment and reimbursement with respect thereto, but exclusive of those Monthly Advances and Servicing Advances set forth on Schedule A hereto. Historical Advances do not include Collection Account Advances.

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            "Late Collections": All Collections received by the Servicer in respect of a Mortgage Loan (including as late Monthly Mortgage Payments, Liquidation Proceeds and Insurance Proceeds) to the extent comprising amounts in respect of which Monthly Advances or Servicing Advances (including any Supplemental Advance and Historical Advances) have been made with respect to such Mortgage Loan.

            "Limited Servicer":  Steamboat Financial Partnership I, L.P.

            "Limited Servicer Fee": With respect to any Distribution Date (beginning in July 1999) and the related Collection Period during which Historical Advances are outstanding, an amount equal to (a) one-twelfth of 0.17% of the aggregate Principal Balances of the Mortgage Loans as of the close of Servicer's business on the Determination Date occurring in the preceding month multiplied by (b) a fraction the numerator of which is the aggregate Historical Advances outstanding as of the close of Servicer's business on the Deposit Date in the month preceding such Distribution Date and the denominator of which is the aggregate Historical Advances outstanding on the date hereof.

            "Maximum Advance Obligation": The maximum aggregate amount of Supplemental Advances that may be outstanding at any time under this Supplement, as set forth in the Global Maximum Advance Obligation Schedule, subject to increase or decrease upon not less than five (5) Business Days' prior written notice from the Servicer to the Supplemental Servicer and the Trustee as evidenced by the amount set forth on the Global Maximum Advance Obligation Schedule with respect to the Trust.

            "Monthly Servicing Fee": Shall have the same meaning assigned thereto in the Pooling Agreement, provided that the following clause shall be deleted from the last sentence of such definition "to the Servicer as servicing compensation hereunder pursuant to Section 3.08".

            "Monthly Supplemental Servicing Fee": With respect to any Distribution Date (beginning in July 1999) and the related Collection Period during which Supplemental Advances are outstanding, one-twelfth of 10.0% of the outstanding aggregate balance of Supplemental Advances as of the close of Servicer's business on the Distribution Date occurring in the preceding month.

            "Non-Participating Successor Servicer": A Successor Servicer which in accordance with Section 2.01 (b) hereof, has assumed the obligations of the Supplemental Servicer to make Supplemental Advances hereunder.

            "Participating Successor Servicer": A Successor Servicer which, in accordance with Section 2.01(b) hereof, has elected not to assume the obligations of the Supplemental Servicer to make Supplemental Advances hereunder.

            "Pre-Residual Reimbursement Amounts": Amounts distributed in reimbursement of unreimbursed Monthly Advances and Servicing Advances as permitted by the last sentence of Section 5.02(a) of the Pooling Agreement as that sentence relates to the Servicer's right to be

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repaid Monthly Advances from certain amounts specified in Section 5.01 of the
Pooling Agreement.

            "Primary Advance": The portion of each Replacement Advance not covered by a Supplemental Advance.

            "Reimbursement Account": The Reimbursement Account established as a trust account pursuant to Section 5.03 hereof and held by the Trustee in the Trustee's name for the benefit of the Supplemental Servicer and Limited Servicer (subject to withdrawal by the Trustee in accordance with the distribution provisions set forth in this Supplement).

            "Replacement Advance": That portion of the Monthly Advance required to be made on any Deposit Date pursuant to the second proviso of Section 5.02(a) of the Pooling Agreement to replace the Collection Account Advance with respect to the immediately preceding Deposit Date less the portion of such Collection Account Advance deemed replaced (with Restricted Late Collections) pursuant to
Section 6.02 of this Supplement.

            "Restricted Late Collections": With respect to any Mortgage Loans as to which Collection Account Advances have been made on a Deposit Date, subsequent Late Collections allocated to such Collection Account Advance pursuant to the first-in-first-out provisions of Section 6.01 of this Supplement.

            "Scheduled Trust": Each of the trusts created by ACC or an affiliate and listed on Schedule B hereto.

            "Servicer Classification Advice": The report prepared by the Servicer and verified by the Verification Agent as described by Section 5.05(b) of this Supplement.

            "Servicer Disbursement Advice": The report prepared by the Servicer and verified by the Verification Agent as described in Section 5.05(a) of this Supplement.

            "Successor Servicer": A successor servicer appointed under the Pooling Agreement to perform the duties of the "Servicer" thereunder and hereunder.

            "Successor Servicer Advances": Monthly Advances and Servicing Advances made by (a) a Participating Successor Servicer on any date which follows the Termination Date and on which no Supplemental Advances are outstanding or (b) a Non-Participating Successor Servicer.

            "Supplemental Advance": With respect to each Deposit Date, an amount equal to 80% of the Replacement Advances required to be made on such date, as such percentage may be increased or decreased from time to time by written agreement between the Servicer and the Supplemental Servicer.

            "Supplemental Advance Ratio": As of any Deposit Date occurring on or after July 12, 1999, the percentage equivalent of a fraction, the numerator of which is the aggregate



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outstanding amount of unreimbursed Supplemental Advances, and the denominator of which is the sum of the aggregate outstanding amount of unreimbursed Replacement Advances and Corporate Advances. (For clarification, Historical Advances are not a part of or calculated in determining the Supplemental Advance Ratio.)

            "Supplemental Servicer": Greenwich, or any permitted successor or assign.

            "Supplemental Servicing Term": Subject to the termination provisions of Section 2.03 hereof, the period commencing on the Deposit Date in June 1999 through and including the Deposit Date in May 2000, as the same may be extended pursuant to Section 2.01 hereof.

            "Supplemental/Primary Advances": For purposes of Section 6.01 and
7.02 hereof, Monthly Advances and Servicing Advances outstanding on any date of determination which are not Historical Advances or Successor Servicer Advances.

            "Termination Date": The date on which the Supplemental Servicing Term expires or is terminated pursuant to Section 2.01, 2.03 or 10.03 hereof.

            "Third-Party Payments": Amounts received by the Servicer and paid or payable to third parties with respect to any Mortgage Loan pursuant to the provisions of such Mortgage Loan or of the Pooling Agreement, including amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items or in repair of the related Mortgaged Property (rather than in reduction of the balance of the related Mortgage Loan).

            "Unrestricted Late Collections": With respect to any Mortgage Loan as to which a Replacement Advance, Corporate Advance or Servicing Advance remains unreimbursed, subsequent Late Collections with respect to such Mortgage Loan plus Pre-Residual Reimbursement Amounts allocated to such unreimbursed Replacement Advances, Corporate Advances or Servicing Advances, as the case may be, pursuant to the first-in-first-out allocation provisions of Section 6.01 hereof.

            "Verification Agent": The firm of independent accountants appointed pursuant to Section 5.06 hereof to perform the duties specified in Article 5 hereof.

            "Verification Agent Fees": Fees and expenses of the Verification Agent as set forth in a separate agreement between the Verification Agent and ACC.

      Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Pooling Agreement.


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                           ARTICLE 1. LIMITED SERVICER


            SECTION 1.01 APPOINTMENT OF LIMITED SERVICER. Steamboat LP is hereby appointed Limited Servicer for the period from the date hereof through and including the later of (x) the Distribution Date on which all Historical Advances have been reimbursed to the Limited Servicer or (y) the date on which the last Mortgage Loan for which a Historical Advance is outstanding has been liquidated, all proceeds related thereto have been distributed in accordance with the Pooling Agreement and this Supplement and the Servicer has notified the Trustee, the Certificate Insurer and the Limited Servicer in writing that in its good faith judgment no additional proceeds are recoverable in respect of such Mortgage Loan.


            SECTION 1.02 OBLIGATIONS OF LIMITED SERVICER. Simultaneous with its appointment pursuant to Section 1.01 hereof, the Limited Servicer will acquire the Historical Advances from the Servicer and the Servicer shall thereafter have no obligation to carry or maintain such Historical Advances on behalf of the Trust. Following such acquisition, the Limited Servicer will for purposes of reimbursement be deemed to have made such Historical Advances directly to the Trust and will be substituted for the Servicer in all respects as regards such Historical Advances.


                        ARTICLE 2. SUPPLEMENTAL SERVICER


            SECTION 2.01      APPOINTMENT OF SUPPLEMENTAL SERVICER; TERM.


            (A) Greenwich is hereby appointed the Supplemental Servicer for the Supplemental Servicing Term. The Supplemental Servicing Term may be extended upon (i) written request by the Trustee at the request of the Servicer to extend the obligations of the Supplemental Servicer under this Supplement to and including the Deposit Date that occurs in May of the next succeeding calendar year, received by the Supplemental Servicer not more than 120 nor less than 90 days prior to the scheduled date of expiration, and (ii) written notice of acceptance delivered by the Supplemental Servicer to the Trustee (with a copy to the Servicer) not later than 60 days prior to the scheduled date of expiration. Upon any such extension, the Trustee will provide written notice to each of the Certificateholders, each Rating Agency and the Certificate Insurer.


            (B) In the event ACC ceases to be Servicer under the Pooling Agreement, the Supplemental Servicer's obligations hereunder will continue until the Termination Date (as it may have been extended pursuant to Section 2.01(a)), unless: (i) the Trustee, at the request of the Successor Servicer shall have delivered written notice (with a copy of such notice delivered within one Business Day thereof to the Certificate Insurer) to the Supplemental Servicer of such Successor Servicer's election to assume the obligations of the Supplemental Servicer to make Supplemental Advances hereunder (and thereby become a Non-Participating Successor Servicer), received by the Supplemental Servicer and the Certificate Insurer no later than the date that is one Business Day prior to the Deposit Date immediately following the date ACC ceases to

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be Servicer under the Pooling Agreement or (ii) the Supplemental  Servicer shall have received written notice from the Certificate Insurer prior to 9:00 a.m. New York City time one Business Day prior to the Deposit Date immediately following the date ACC ceases to be the Servicer under the Pooling Agreement that the Certificate Insurer objects to such continuation.


            SECTION 2.02 SUPPLEMENTAL ADVANCES. On each Deposit Date on which a Monthly Advance is to be made pursuant to the Pooling Agreement, the Supplemental Servicer shall be responsible for making Supplemental Advances in the amounts specified in the Servicer Disbursement Advice by making a wire transfer of such amounts in immediately available funds to the Certificate Account (or to an Eligible Account designated and held by the Trustee in trust for the Trust for deposit by the Trustee to the Certificate Account); provided that the Supplemental Servicer may but shall not be required to make a Supplemental Advance (a) as to which the Servicer has failed to make the related Primary Advance, (b) with respect to any Mortgage Loan if the Servicer or Supplemental Servicer determines that the mortgage or deed of trust securing the related Mortgage Loan does not constitute a first lien on the related Mortgaged Property; (c) to the extent the making of such Supplemental Advance would (i) cause the aggregate unreimbursed Supplemental Advances to exceed the Maximum Advance Obligation or cause the aggregate of all Supplemental Advances for each of the Scheduled Trusts (including the Trust) to exceed the Global Maximum Advance Obligation or (ii) cause the Supplemental Advance Ratio to exceed 75% after giving effect to any distribution in repayment of Supplement Advances to be made on the immediately succeeding Distribution Date as set forth in the related Servicer Disbursement Advice; (d) with respect to any Mortgage Loan to the extent the making of such Supplemental Advance would cause the aggregate unreimbursed Monthly Advances and Servicing Advances for such Mortgage Loans to exceed 25% of the lesser of (i) the related Cut-off Date Principal Balance and
(ii) commencing with the Deposit Date occurring in July 1999, with respect to a Mortgage Loan delinquent more than 90 days, the market value of the related Mortgaged Property as reflected on the most recent BPO, if any, for such property obtained by the Servicer or the Supplemental Servicer; (e) if the Servicer Disbursement Advice setting out the Supplemental Advance to be made for any Deposit Date has not been verified by the Verification Agent and delivered to the Supplemental Servicer at least five (5) Business Days prior to the related Deposit Date; (f) if the Supplemental Servicer determines in its sole good faith discretion that such Supplemental Advance would not be ultimately recoverable by the Servicer from Late Collections; (g) with respect to any Mortgage Loan, if the Cut-off Date Principal Balance or most recent BPO for the related property is less than $35,000; or (h) if a BPO is not made available by the Servicer to the Supplemental Servicer at least 5 Business Days prior to the related Deposit Date beginning in July 1999 for a Mortgage Loan as to which a BPO is required to be obtained under the Servicer's "Foreclosure Loss Severity Guidelines" (or substantially similar guidelines of a Participating Successor Servicer, if applicable) which guidelines shall not be amended without the Supplemental Servicer's consent. In the event any Supplemental Advance would cause the Global Maximum Advance Obligation to be exceeded with respect to any Distribution Date, the Servicer shall give the Supplemental Servicer notice by 12:00 p.m. (noon) New York City time on the Business Day preceding the related Deposit Date of the Scheduled Trust or Trusts for which the Servicer will make additional Primary Advances such that the Global Maximum Advance Obligation will not be exceeded; provided that if such

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notice has not been given to the Supplemental Servicer by such time on such date, the Supplemental Servicer shall reduce the amount of its Supplemental Advances to each of the Scheduled Trusts requiring Monthly Advances on such Deposit Date on a pro rata basis based on the amount of unreimbursed Supplemental Advances to each of such Scheduled Trusts. In the event a Participating Successor Servicer has replaced the Servicer, the term "Servicer" as used in this Section 2.02 shall be deemed a reference to such Participating Successor Servicer.


            SECTION 2.03 TERMINATION OF SUPPLEMENTAL SERVICER. If the Supplemental Servicer shall fail on any Deposit Date during the Supplemental Servicing Term to make the Supplemental Advances required to be made on such Deposit Date and such failure shall not be remedied within two Business Days of delivery of written notice to the Supplemental Servicer by the Trustee or the Servicer, the Supplemental Servicer shall be deemed to be terminated and the Supplemental Servicing Term shall be deemed to terminate as of 5:00 p.m. (New York time) on such Business Day, and thereafter the Monthly Supplemental Servicing Fee otherwise payable hereunder shall be reduced by 66%.


            ARTICLE 3. SUPPLEMENTAL SERVICER AND LIMITED SERVICER


            SECTION 3.01 LIABILITY OF THE SUPPLEMENTAL SERVICER AND LIMITED SERVICER. Each of the Supplemental Servicer and Limited Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Supplemental Servicer and Limited Servicer, as applicable, herein. None of the Supplemental Servicer, the Limited Servicer nor any of their respective directors, officers, employees or agents shall be under any liability to the Trustee, the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by them in accordance with this Supplement or for errors in judgment; provided, however, that this provision shall not protect the Supplemental Servicer or the Limited Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Supplemental Servicer and Limited Servicer, as applicable, or by reason of reckless disregard of the obligations and duties of the Supplemental Servicer hereunder. Each of the Supplemental Servicer and Limited Servicer may, at its own expense, consult with counsel and any written advice or opinion obtained from legal counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or opinion, so long as such counsel was selected with reasonable care. Each of the Supplemental Servicer and Limited Servicer and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Supplemental Servicer and Limited Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unrelated to any action taken or suffered or omitted by it hereunder.


            SECTION 3.02 SUPPLEMENTAL SERVICER AND LIMITED SERVICER NOT TO RESIGN. Subject to the provisions of Section 3.03 regarding the merger or consolidation into or with

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another entity, the Supplemental Servicer and Limited Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties or obligations hereunder is no longer permissible under applicable law or regulation or is in material conflict by reason of applicable law or regulation with any other activities carried on by it at the date of this Supplement. Any such determination permitting the resignation of the Supplemental Servicer or Limited Servicer pursuant to this Section shall be evidenced by an Opinion of Counsel, obtained at its own expense, to such effect delivered to the Servicer and the Trustee, so long as such counsel was selected with reasonable care. The Trustee shall give prompt written notice to each of the Rating Agencies and the Certificate Insurer of a resignation pursuant to this Section.


            SECTION 3.03 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SUPPLEMENTAL SERVICER AND LIMITED SERVICER. Any corporation or other entity (i) into which the Supplemental Servicer or Limited Servicer may be merged or consolidated, (ii) that may result from any merger, conversion or consolidation to which the Supplemental Servicer or Limited Servicer shall be a party, or (iii) that may succeed to all or substantially all of the business of the Supplemental Servicer or Limited Servicer, as the case may be, which corporation or other entity shall, in any case where an assumption shall not be effected by operation of law, execute an agreement of assumption to perform every obligation of the Supplemental Servicer or Limited Servicer, as the case may be, under this Supplement, and shall be the successor thereto under this Supplement without the execution or filing of any document or any further act by any of the parties to this Supplement; except that if the Supplemental Servicer or Limited Servicer, as the case may be, is not the surviving entity, then the surviving entity shall execute and deliver to the Trustee an agreement of assumption to perform every obligation thereof hereunder.


                         ARTICLE 4. SERVICER OBLIGATIONS


            SECTION 4.01 The Servicer shall remain solely and exclusively responsible for making each Primary Advance, Corporate Advance, and causing each Collection Account Advance to be made on each Deposit Date. Notwithstanding anything to the contrary contained in this Supplement, the Servicer shall continue to be responsible for making each Monthly Advance pursuant to Section 5.02(a) of the Pooling Agreement on each Deposit Date in the event the Supplemental Servicer fails to make any required Supplemental Advance on the date required hereunder.


                      ARTICLE 5. COLLECTIONS; VERIFICATION


            SECTION 5.01 COLLECTION ACCOUNT. Notwithstanding the provisions of
Section 3.02 of the Pooling Agreement and the related definitions, effective as of the date hereof, the Collection Account and all amounts on deposit therein will be transferred to a trust account maintained by the Trustee on behalf of the Trust. The Collection Account will thereafter be maintained by the Trustee as a segregated trust account that is an Eligible Account, and will be entitled "[Name of Trustee], in trust for the benefit of Aames Mortgage Trust 1998-C Trust, Series 1998-C, Collection Account." The provisions of Section 3.02 of the Pooling Agreement concerning investment of amounts held in the Collection Account are not amended hereby, and investment income with respect thereto shall be included in Additional Funds.


          SECTION 5.02  DEPOSITS INTO AND WITHDRAWALS FROM THE COLLECTION
                        ACCOUNT.

            (A) Notwithstanding the provisions of the Pooling Agreement, but subject to the provisions of Section 10.06 hereof, from and after the date hereof, the Servicer will no longer be permitted to make deposits in the Collection Account on a net basis and shall be required to deposit into the Collection Account all Collections, as soon as practicable, but in no event later than the close of business on the second Business Day after the Servicer's receipt thereof.


            (B) Effective as of the date hereof, at or before 11:00 a.m. Los Angeles time on each Deposit Date, the Trustee shall, based on the amounts identified in the Servicer Remittance Report, withdraw from the Collection Account all amounts on deposit therein that constitute any portion of Available Funds for a Mortgage Loan Group and the related Distribution Date and deposit such amounts in the Certificate Account; provided, however, that amounts in the Collection Account and designated as Unrestricted Late Collections or Additional Funds in the Servicer Disbursement Advice and/or Servicer Classification Advice shall not be transferred from the Collection Account to the Certificate Account. In the event the Servicer Disbursement Advice and/or Servicer Classification Advice are not received by the dates required hereunder, the Trustee will nonetheless be required to make the transfer of Available Funds from the Collection Account to the Certificate Account on the Deposit Date.


            (C) On each Deposit Date, the Trustee shall, based on the amounts identified in the Servicer Disbursement Advice, withdraw from the Collection Account all amounts on deposit therein that constitute Unrestricted Late Collections or Additional Funds received during the immediately preceding Collection Period, and transfer such amounts to the Reimbursement Account.


            (D) On each Deposit Date to the extent the Servicer has delivered a Servicer Classification Advice with respect to such Deposit Date that identifies funds in the Collection Account as not consisting of Restricted Late Collections, Unrestricted Late Collections or Additional Funds, the Servicer (without double counting amounts to be deposited in the Certificate Account as a Monthly Advance pursuant to Section 5.02(b) hereof) will be entitled to direct the Trustee to withdraw such amounts from the Collection Account for deposit into the Certificate Account as a Collection Account Advance to the extent of the amount permitted to be so transferred pursuant to Section 5.02(a) of the Pooling Agreement.


            SECTION 5.03 REIMBURSEMENT ACCOUNT. The Trustee will establish and maintain the Reimbursement Account as a segregated trust account that is an Eligible Account entitled "[name of Trustee], as trustee under the Series 1998-C Pooling and Servicing Agreement dated September 1, 1998, between Aames Capital Corporation and Bankers Trust Company, as amended, Reimbursement Account." All amounts held in the Reimbursement Account shall be invested by the depository institution or trust company then maintaining the account at the written direction of the Servicer in Permitted Investments that mature not later than the Distribution Date next succeeding the date of investment. All net income and gain realized from any such investment shall be considered Additional Funds. Any losses realized in connection with any such investment shall be for the account of the Servicer and the Servicer shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments) in the Reimbursement Account immediately upon the realization of such loss.


            SECTION 5.04 TRUSTEE PERMITTED TO WITHDRAW TO CURE Mistakes. In the event deposits are mistakenly made in the Certificate Account, Collection Account or Reimbursement Account, any amount not required to be so deposited (as evidenced by a verified Servicer Disbursement Advice), may at any time be withdrawn by the Trustee from the relevant account and deposited in the appropriate account, any provision herein to the contrary notwithstanding.


            SECTION 5.05 (A) SERVICER DISBURSEMENT ADVICE. From the date hereof, the Servicer shall prepare and deliver to the Trustee, the Supplemental Servicer, the Limited Servicer, the Rating Agencies and the Certificate Insurer not later than the fifth Business Day following the end of each Collection Period, the Servicer Disbursement Advice in the form of Exhibit A hereto, verified in accordance with Section 5.06 hereof.


            (B) SERVICER CLASSIFICATION ADVICE. From the date hereof, the Servicer shall prepare and deliver to the Trustee, the Limited Servicer, the Supplemental Servicer, the Rating Agencies and the Certificate Insurer not later than one Business Day prior to each Deposit Date, the Servicer Classification Advice in the form of Exhibit B hereto, verified in accordance with Section 5.06 hereof.


            SECTION 5.06 VERIFICATION AGENT. The Servicer will appoint as Verification Agent a nationally-recognized firm of independent accountants reasonably acceptable to the Supplemental Servicer, Trustee and Certificate Insurer. The Servicer hereby appoints KPMG LLP as the initial Verification Agent. Not later than the third Business Day prior to each date on which a Servicer Disbursement Advice is due as set forth in Section 5.05 hereof and not later than one Business Day prior to each date on which a Servicer Classification Advice (Servicer Disbursement Advice and Servicer Classification Advice, collectively "Advice") is due as set forth in Section 5.05 hereof, the Servicer will deliver to the Verification Agent and the Verification Agent will review such Advice and the Verification Agent shall verify the calculations of the amounts set forth therein. In the event the Verification Agent disagrees with any amounts set forth in an Advice, it shall immediately (but in no event more than 4 hours after receipt) notify the Servicer and the Certificate Insurer of its findings. Any such disagreement must be resolved as between the Servicer and the Verification Agent by 11:00 a.m. Los Angeles time on the day on which such Advice is due pursuant to Section 5.05 hereof. In the event any such disagreement cannot be resolved by such time on such date, the findings of the Verification Agent shall be final and binding, and the Servicer shall submit as final, such amended report (if applicable) to the Trustee, the Limited Servicer, the Supplemental Servicer, the Rating Agencies and the Certificate Insurer. The findings of the Verification Agent in any Advice shall be conclusive and shall be binding on all parties, absent manifest error. The fees and expenses of the Verification Agent will be payable by the Servicer, and will not be obligations of the Trust. In the event the fees and expenses of the Verification Agent are not promptly paid by the Servicer, the Verification Agent shall be permitted to be paid from Unrestricted Late Collections as set forth in Article 7 hereof.


            SECTION 5.07 ADDITIONAL SERVICER REPORTS. The Servicer will maintain records of each Monthly Advance and each Servicing Advance and the reimbursement of such advances on a loan-by-loan basis, which records shall be available upon request during normal business hours on any Business Day to the Verification Agent, the Trustee, the Supplemental Servicer, the Certificate Insurer, the Rating Agencies and the Limited Servicer. All loan-level data and remittance information will be made available to the Supplemental Servicer and the Limited Servicer by magnetic tape monthly at the expense of the Servicer.


                             ARTICLE 6. ALLOCATIONS


            SECTION 6.01 FIFO ALLOCATION. For purposes of determining whether a Late Collection should be allocated to the repayment of a Historical Advance, a Supplemental/Primary Advance or a Successor Servicer Advance hereunder, all Unrestricted Late Collections consisting of collections of late Monthly Mortgage Payments will be allocated, with respect to the Monthly Advances outstanding for each Mortgage Loan, on a FIFO basis. For purposes of determining whether a Late Collection should be allocated to the repayment of a Historical Advance, a Supplemental/Primary Advance or a Successor Servicer Advance hereunder, all Unrestricted Late Collections consisting of collections other than late Monthly Mortgage Payments will be allocated, with respect to the Monthly Advances and Servicing Advances outstanding for each Mortgage Loan, on a FIFO basis.


            SECTION 6.02 REPLACEMENT AND REIMBURSEMENT OF COLLECTION ACCOUNT ADVANCES. To the extent Restricted Late Collections are deposited in the Collection Account prior to the Deposit Date immediately following the Deposit Date on which the related Collection Account Advances were remitted from the Collection Account to the Certificate Account and are identified as such on the related Servicer Classification Advice, the Servicer shall be deemed to have replaced the Collection Account Advance in an amount equal to the amount of the Restricted Late Collection so deposited and shall be deemed to have thereby satisfied the second proviso of Section 5.02(a) of the Pooling Agreement. Accordingly, no such Restricted Late Collections shall be remitted from the Collection Account to the Reimbursement Account or be deemed to be a Replacement Advance. Collection Account Advances do not constitute a Monthly Advance for the purpose of reimbursement of Monthly Advances and the Servicer has no right to be reimbursed for any Collection Account Advance.

           ARTICLE 7. APPLICATIONS OF UNRESTRICTED LATE COLLECTIONS


            SECTION 7.01 HISTORICAL ADVANCES. The Trustee shall, on each Distribution Date, based on the Servicer Disbursement Advice, withdraw from the Reimbursement Account amounts comprising Unrestricted Late Collections which are allocable, in accordance with the FIFO allocation provisions of Section 6.01, to reimbursement of Historical Advances and shall remit such amount to the Limited Servicer.


            SECTION 7.02 SUPPLEMENTAL/PRIMARY ADVANCES. The Trustee shall, on each Distribution Date, based on the Servicer Disbursement Advice, withdraw from the Reimbursement Account amounts comprising Unrestricted Late Collections which are allocable, in accordance with the FIFO allocation provisions of Section 6.01, to reimbursement of Supplemental/Primary Advances and shall distribute such amount in the following order of priority:


            (A) PRIOR TO THE TERMINATION DATE. Prior to the Termination Date and so long as ACC or a Participating Successor Servicer is the Servicer:


            (i) to the Trustee in payment of any accrued and unpaid Additional Trustee Fees, to the extent such amounts are not paid by ACC or the Participating Successor Servicer, as applicable, as required by Section
      10.04 hereof;


            (ii) to the Verification Agent in payment of any accrued and unpaid Verification Agent Fees, to the extent such amounts are not paid by ACC or the Participating Successor Servicer, as applicable, as required by
      Section 5.06 hereof;


            (iii) to the Supplemental Servicer in reimbursement of the aggregate amount of outstanding Supplemental Advances until the Supplemental Advance Ratio is, after giving effect to such distribution, 75%; and


            (iv) the remainder, if any, pro rata: (a) 75% to the Supplemental Servicer in reimbursement of its portion of the aggregate amount of outstanding Supplemental Advances, and (b) 25% FIRST to ACC or its designee in reimbursement of its portion of the aggregate amount of outstanding Supplemental/Primary Advances and SECOND to any such Participating Successor Servicer in reimbursement of its portion of the aggregate amount of outstanding Supplemental/Primary Advances; provided that to the extent the application of the pro rata distribution provisions of this subsection (iv) would result in a reduction of the aggregate outstanding Supplemental/Primary Advances of ACC and such Participating Successor Servicer to less than $1,000,000, the amount otherwise distributable pursuant to this subsection (iv)(b) will instead be distributed first to the Supplemental Servicer to the extent of outstanding Supplemental Advances and then to

      ACC or its designee and such Participating Successor Servicer in accordance with this subsection (iv)(b).


            (B) FOLLOWING THE TERMINATION DATE. On any Distribution Date that follows the Termination Date and so long as ACC or a Participating Successor Servicer is the Servicer:


            (i) to the Trustee in payment of any accrued and unpaid Additional Trustee Fees, to the extent such amounts are not paid by ACC or the Participating Successor Servicer, as applicable, as required by Section
      10.04 hereof;


            (ii) to the Verification Agent in payment of any accrued and unpaid Verification Agent Fees, to the extent such amounts are not paid by ACC or the Participating Successor Servicer, as applicable, as required by
      Section 5.06 hereof;


            (iii) to the Supplemental Servicer in reimbursement of the aggregate amount of outstanding Supplemental Advances;


            (iv) to ACC or its designee in reimbursement of the aggregate amount of its outstanding Supplemental/Primary Advances; and


            (v) the remainder, if any, to any such Participating Successor Servicer in reimbursement of the aggregate amount of its outstanding Supplemental/Primary Advances.


            (C)   FOLLOWING  SERVICER  TERMINATION.  On any Distribution  Date
following  the  Termination  Date  on  which  a  Non-Participating   Successor
Servicer is the Servicer:


            (i) to the Trustee in payment of any accrued and unpaid Additional Trustee Fees, to the extent such amounts are not paid by ACC as required by Section 10.04 hereof;


            (ii) to the Non-Participating Successor Servicer (if any), the reasonable costs associated with preparation of the Advice (excluding the costs of data capture and maintenance);


            (iii) to the Verification Agent in payment of any accrued and unpaid Verification Agent Fees, to the extent such amounts are not paid by ACC as required by Section 5.06 hereof;


            (iv) to the Supplemental Servicer in the amount of the Monthly Supplemental Servicing Fee, including any portion unpaid from prior months;

            (v) to the Supplemental Servicer in reimbursement of the aggregate amount of outstanding Supplemental Advances; and


            (vi) the remainder, if any, to ACC or its designee in reimbursement of the aggregate amount of its outstanding Supplemental/Primary Advances.


            SECTION 7.03 SUCCESSOR SERVICER ADVANCES. On each Distribution Date following the date on which a Successor Servicer is appointed under the Pooling Agreement, the Trustee shall, based on the Servicer Disbursement Advice, withdraw from the Reimbursement Account amounts comprising Unrestricted Late Collections allocated pursuant to the FIFO provisions of Section 6.01 hereof to Successor Servicer Advances and shall remit such amounts to such Successor Servicer.


                 ARTICLE 8. APPLICATIONS OF ADDITIONAL FUNDS


            SECTION 8.01 PRIOR TO THE TERMINATION DATE. Prior to the Termination Date, and so long as ACC or a Participating Successor Servicer is the Servicer, the Trustee shall on each Distribution Date, based on the Servicer Disbursement Advice, withdraw amounts comprising Additional Funds from the Reimbursement Account and distribute such amounts in the following order of priority:


            (i) to the Limited Servicer, to pay accrued and unpaid Limited Servicer Fees;


            (ii) to the Supplemental Servicer, to pay accrued and unpaid Monthly Supplemental Servicing Fees; and


            (iii) the remainder, if any, to ACC or its designee or, if applicable, the Participating Successor Servicer.


            SECTION 8.02 FOLLOWING THE TERMINATION DATE. After the Termination Date, and for so long as ACC or a Participating Successor Servicer is the Servicer, the Trustee shall on each Distribution Date, based on the Servicer Disbursement Advice, withdraw amounts comprising Additional Funds from the Reimbursement Account and distribute such amounts in the following amounts and order of priority:


            (i) to the Limited Servicer, to pay accrued and unpaid Limited Servicer Fees;


            (ii) to the Supplemental Servicer, to pay accrued and unpaid Monthly Supplemental Servicing Fees;

            (iii) to the Supplemental Servicer in reimbursement of the aggregate amount of outstanding Supplemental Advances until the Supplemental Advance Ratio is 50%; and


            (iv) the remainder, if any, to ACC or its designee or, if applicable, the Participating Successor Servicer.


            SECTION 8.03 FOLLOWING SERVICER TERMINATION. On each Distribution Date on which ACC has been replaced as Servicer by a Non-Participating Successor Servicer, all Additional Funds (other than that portion of Additional Funds that are Monthly Servicing Fees allocable to any period or portion thereof during which the replaced Servicer was acting in such capacity) and that portion of Additional Funds that are additional servicing compensation that are actually collected during the period or portion thereof prior to the date of such servicing transfer) will be allocated and be payable from the date of such servicing transfer, to such Non-Participating Successor Servicer as servicing compensation. Notwithstanding anything to the contrary contained above, a Non-Participating Successor Servicer shall be entitled to the full amount of Additional Funds beginning on the date of such servicing transfer.


                 ARTICLE 9. NO OWNERSHIP OF SUPPLEMENTAL
                          ADVANCES OR ADDITIONAL FUNDS


            SECTION 9.01 NO OWNERSHIP OF SUPPLEMENTAL ADVANCES OR ADDITIONAL FUNDS. The Servicer has no ownership or other interest in the Supplemental Advances. None of the Limited Servicer, Supplemental Servicer or the Servicer has any ownership or interest in the Additional Funds until any such amounts are actually paid by the Trustee to the Limited Servicer, the Supplemental Servicer, the Servicer, or a Successor Servicer as applicable, under the terms of this Supplement and/or the Pooling Agreement.


                      ARTICLE 10. MISCELLANEOUS PROVISIONS.


            SECTION 10.01 OTHER PROVISIONS OF POOLING AGREEMENT. Provisions of the Pooling Agreement not expressly amended by this Supplement but inconsistent with the terms of this Supplement are hereby amended only to the extent necessary to facilitate the express provisions of this Supplement. Provisions of the Pooling Agreement not expressly amended by this Supplement and not inconsistent with the terms of this Supplement are not hereby amended, altered, waived or modified in any respect, and it is the intention and agreement of each party hereto that all such provisions remain in full force and effect notwithstanding the execution of this Supplement. Provisions of the Pooling Agreement amended or clarified by the provisions of this Supplement shall be from the date of this Supplement forward governed by this Supplement.


            SECTION 10.02 GOVERNING LAW. This Supplement shall be construed in accordance with the laws of the State of California (without regard to conflict of laws principles and the application of the laws of any other jurisdiction), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


            SECTION 10.03 SEVERABILITY OF PROVISIONS. If any part of this Supplement shall be for any reason whatsoever held invalid, then, unless each of the parties hereto consent to the contrary (with the consent of the Certificate Insurer), the date on which a court of competent jurisdiction enters an order as to such invalidity (or makes a similar determination) shall become the Termination Date.


            SECTION 10.04     RIGHTS OF TRUSTEE.


            (A) On or before each Distribution Date occurring in January, beginning with the January 2000 Distribution Date, ACC (or the Participating Successor Servicer) shall pay to the Trustee without any right of reimbursement from the Trust or otherwise, an amount equal to the Additional Trustee Fee, any reasonable expenses as agreed to by the Servicer and Trustee. The Additional Trustee Fee and such expenses are an obligation solely of the Servicer and neither the Trustee nor any co-trustee or separate trustee appointed hereunder has or will have any lien on the Trust for payment of any such fees or expenses.


            (B) Upon the request of the Trustee, amounts otherwise distributable under Sections 7.01, 7.02, 8.01 or 8.02 hereof shall be payable first to the Trustee in reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Supplement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or that is otherwise reimbursable to the Trustee by the Servicer pursuant to clause (a) above; PROVIDED, HOWEVER, that the Trustee shall not refuse to perform any of its duties hereunder solely as a result of the failure to be paid or reimbursed for any such expenses, disbursements or advances.


            (C) Each of the Servicer, the Supplemental Servicer and the Limited Servicer agrees to indemnify the Trustee and its employees, officers, directors and agents from, and hold it harmless against, any and all losses and liabilities, damages, claims or expenses (including reasonable attorneys' fees) arising in respect of its acts or omissions in connection with this Supplement except to the extent the negligence, bad faith or intentional misconduct of the Trustee contributes to the loss, liability, damage, claim or expense.


            (D) Any loss, liability, damage, claim or expense suffered by the Trustee in respect of its duties under this Supplement shall be recoverable by the Trustee solely as set forth in this Section, and any loss, liability, damage, claim or expense suffered by the Trustee in respect of its duties under the Pooling Agreement shall be recoverable by the Trustee solely as set forth in the Pooling Agreement. The rights of the Trustee under this Section to recover such amounts shall not effect or expand the rights of the Trustee under the Pooling Agreement to recover any amounts, and the rights of the Trustee under the Pooling Agreement to recover any amounts shall not effect or expand the rights of the Trustee hereunder.


            (E) This Section shall survive the termination of this Supplement or the resignation or removal of the Trustee as regards rights accrued prior to such resignation or removal.


            (F) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of Verification Agent, Servicer Disbursement Advice, Servicer Classification Advice or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.


            SECTION 10.05 NOTICES. All demands, notices and communication hereunder shall be delivered in accordance with Section 11.05 of the Pooling Agreement, with the following additional addresses:

            Greenwich Capital Financial Products, Inc., as Supplemental Servicer 600 Steamboat Road
            Greenwich, CT 06830
            ATTN: John Anderson

            Steamboat Financial Partnership I, L.P., as Limited Servicer 600 Steamboat Road
            Greenwich, CT 06830
            ATTN: John Anderson


            SECTION 10.06 SUSPENSION OF CERTAIN PROVISIONS; APPOINTMENT OF SUB-SERVICERS. (a) On any date that follows the Termination Date and on which there are no Historical Advances or Supplemental Advances outstanding, the obligations of the Servicer contained in Sections 5.02, 5.03, 5.05, 5.06 and
5.07 and Articles 7 and 8 of this Supplement and the requirement to engage and maintain a Verification Agent hereunder shall be suspended, and the applicable provisions of the Pooling Agreement shall govern the Servicer's obligations on and after such date unless and until a new Supplemental Servicer or Limited Servicer is appointed.


            (B) In the event a Non-Participating Successor Servicer is or has been appointed pursuant to the Pooling Agreement, notwithstanding Article 5 hereof, such Non-Participating Successor Servicer shall be permitted to make deposits to the Collection Account net of servicing compensation to which it is entitled pursuant to the Pooling Agreement (without regard to this Supplement) and net of amounts applicable to reimburse any Successor Servicer Advances made by it, on the FIFO basis described herein.

            (C) In the event a Sub-servicer is or has been appointed in respect of the Pooling Agreement, notwithstanding Article 5 hereof, such Sub-servicer shall be permitted to make deposits to the Collection Account on a net basis as contemplated by the Pooling Agreement, provided that, so long as any Supplemental Advances or Historical Advances are outstanding, the Servicer and such Sub-servicer have received the prior written consent of the Supplemental Servicer and the Limited Servicer (as applicable), such consent to be in the sole discretion of the Supplemental Servicer and the Limited Servicer (as applicable).


            SECTION 10.07 ASSIGNMENT. This Supplement may not be assigned by the Supplemental Servicer to any other party, except to a successor by operation of law or with the written consent of the Servicer.


            SECTION 10.08 COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplement to the Pooling Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                            AAMES CAPITAL CORPORATION
                            as Seller and Servicer


                            By: /S/ DAVID A. SKLAR
                               -------------------------------
                                  Name: David A. Sklar
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                            BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                            as Trustee and not in its individual capacity


                            By: /S/ DAVID C. WEST
                               -------------------------------
                                  Name:   David C. West
                                  Title:  Assistant Secretary


                            GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                            as Supplemental Servicer


                            By: /S/ JOHN C. ANDERSON
                               -------------------------------
                                  Name:   John C. Anderson
                                  Title:  Senior Vice President


                            STEAMBOAT FINANCIAL PARTNERSHIP I, L.P.
                            a Delaware limited partnership, as Limited Servicer

                            By: Random Properties Acquisition Corp. IV
                                its General Partner


                            By: /S/ JOHN C. ANDERSON
                               -------------------------------
                                  Name:   John C. Anderson
                                  Title:  Senior Vice President


                                    Page S-1

                                   Schedule A

         SCHEDULE OF EXCLUDED MONTHLY ADVANCES AND SERVICING ADVANCES


                                    [To come]




                                    Page A-1

                                   Schedule B

                          SCHEDULE OF SCHEDULED TRUSTS


                                    [To come]



                                    Page B-1

                                    Exhibit A

                          Servicer Disbursement Advice


                           [See attached Excel files.]



                                    Page A-1

                                    Exhibit B

                         Servicer Classification Advice


                           [See attached Excel files.]




                                    Page B-1